EMPLOYMENT AGREEMENT

           This Employment Agreement dated as of __________, 1995 ("Agreement"), by and between Mariner Health Group, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Executive"):

                                   WITNESSETH:

         WHEREAS,  the  Executive  is a senior  executive of the Company and has
made  and  is  expected  to  continue  to  make  major   contributions   to  the
profitability, growth and financial strength of the Company;

         WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as that term is hereafter defined) exists;

         WHEREAS, the Company desires to assure itself of both present and future continuity of management in the event of a Change in Control and desires to establish certain minimum compensation rights of its key senior executive officers, including the Executive, applicable in the event of a Change in Control;

         WHEREAS, the Company wishes to ensure that its senior executives are not practically disabled from discharging their duties upon a Change in Control;

         WHEREAS, this Agreement is not intended to alter materially the compensation and benefits which the Executive could reasonably expect to receive from the Company absent a Change in Control and, accordingly, although effective and binding as of the date hereof, this Agreement shall become operative only upon the occurrence of a Change in Control; and

         WHEREAS, the Executive is willing to render services to the Company on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, the Company and the Executive agree as follows:

         1. Operation of Agreement. (a) This Agreement shall be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement shall not become operative unless and until there shall have occurred a Change in Control. For purposes of this Agreement, a "Change in Control" shall have occurred if at any time during the Term (as hereinafter defined) any of the following events shall occur:

              (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

              (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;





              (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any "person" (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of securities representing 35% or more of the Voting Stock of the Company;

              (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

              (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period;

provided, however, that a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has occurred by reason of such beneficial ownership.

         (b) Upon the occurrence of a Change in Control at any time during the Term, this Agreement shall become immediately operative.

         (c) The period during which this Agreement shall be in effect (the "Term") shall commence as of the date hereof and shall expire as of the later of
(i) the close of business on December 31, 1996 and (ii) the expiration of the Period of Employment (as hereinafter defined); provided, however, that (A) commencing on January 1, 1997 and each January 1 thereafter, the term of this Agreement shall automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice that it or he, as the case may be, does not wish to have the Term extended, and (B) subject to Section 9 hereof, if, prior to a Change in Control, the Executive ceases for any reason to be an officer of the Company, thereupon the Term shall be deemed to have expired and this Agreement shall immediately terminate and be of no further effect.

         2. Employment; Period of Employment. (a) Subject to the terms and conditions of this Agreement, upon the occurrence of a Change in Control, the Company shall continue the Executive in its employ and the Executive shall remain in the employ of the Company for the period set forth in Section 2(b) hereof (the "Period of Employment"), in the position and with substantially the same duties and responsibilities that he had immediately prior to the Change in Control, or to which the Company and the Executive may hereafter mutually agree in writing. Throughout the Period of Employment, the Executive shall devote substantially all of his time during normal business hours (subject to vacations, sick leave and other absences in accordance with the policies of the Company as in effect for senior executives immediately prior to the Change in Control) to the business and affairs of the Company, but nothing in this Agreement shall preclude the Executive from devoting reasonable periods of time during normal business hours to (i) serving as a director, trustee or member of or participant in any organization or business so long as such activity would not constitute a violation of Section 7 if conducted by the Executive after the Executive's Termination Date (as hereinafter defined), (ii) engaging in charitable and community activities, or (iii) managing his personal investments.

         (b) The Period of Employment shall commence on the date of an occurrence of a Change in Control and, subject only to the provisions of Section 4 hereof, shall continue until the earlier of (i) the expiration of the first anniversary of the occurrence of the Change in Control, (ii) the Executive's death, or (iii) the Executive's attainment of age 65; provided, however, that commencing on each anniversary of the Change of Control, the Period of Employment shall automatically be extended for an additional year unless, not later than 90 calendar days prior to such anniversary date, either the Company or the Executive shall have given written notice to the other that the Period of Employment shall not be so extended.

         3. Compensation During Period of Employment. (a) Upon the occurrence of a Change in Control, the Executive shall receive during the Period of Employment
(i) annual base salary at a rate not less than the Executive's annual fixed or base compensation (payable monthly or otherwise as in effect for senior executives of the Company immediately prior to the occurrence of a Change in Control) or such higher rate as may be determined from time to time by the Board of Directors of the Company (the "Board") or the Compensation Committee thereof (the "Committee") (which base salary at such rate is herein referred to as "Base Pay") and (ii) an annual amount equal to not less than the highest aggregate annual bonus, incentive or other payments of cash compensation in addition to the amounts referred to in clause (i) above made or to be made in regard to services rendered in any calendar year during the three calendar years immediately preceding the year in which the Change in Control occurred pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar policy, plan, program or arrangement of the Company or any successor thereto providing benefits at least as great as the benefits payable thereunder prior to a Change in Control ("Incentive Pay"); provided, however, that with the prior written consent of the Executive, nothing herein shall preclude a change in the mix between Base Pay and Incentive Pay so long as the aggregate cash compensation received by the Executive in any one calendar year is not reduced in connection therewith or as a result thereof; and provided further, however, that in no event shall any increase in the Executive's aggregate cash compensation or any portion thereof in any way diminish any other obligation of the Company under this Agreement.

         (b) For his service pursuant to Section 2(a) hereof, during the Period of Employment the Executive shall be a full participant in, and shall be entitled to the perquisites, benefits and service credit for benefits as provided under, any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which senior executives of the Company participate, including any stock option, stock purchase, stock appreciation, savings, pension, supplemental executive retirement or other retirement income or welfare benefit, deferred compensation, incentive compensation, group and/or executive life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company providing perquisites, benefits and service credit for benefits at least as great as are payable thereunder prior to a Change in Control (collectively, "Employee Benefits"); provided, however, that except as expressly provided in, and subject to the terms of, Section 5(a)(ii) hereof, the Executive's rights thereunder shall be governed by the terms thereof and shall not be enlarged hereunder or otherwise affected hereby. Subject to the proviso in the immediately preceding sentence, if and to the extent such perquisites, benefits or service credit for benefits are not payable or provided under any such policy, plan, program or arrangement as a result of the amendment or termination thereof, then the Company shall itself pay or provide therefor. Nothing in this Agreement shall preclude improvement or enhancement of any such Employee Benefits, provided that no such improvement shall in any way diminish any other obligation of the Company under this Agreement.

         4. Termination Following a Change in Control. (a) In the event of the occurrence of a Change in Control, the Executive's employment may be terminated by the Company during the Period of Employment and the Executive shall not be entitled to the benefits provided by Section 5 hereof only upon the occurrence of one or more of the following events:

                           (i)      The Executive's death;

                           (ii) If the Executive shall become permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for senior executives of the Company immediately prior to the Change in Control; or

                           (iii)  For  "Cause",   which  for  purposes  of  this
                  Agreement  shall mean,  prior to any  termination  pursuant to
                  Section 4(b) hereof:

                                    (A) the Executive's  conviction of any crime
                           (whether or not involving the Company) which constitutes a felony in the jurisdiction involved (other than unintentional motor vehicle felonies);

                                    (B) any intentional  act of theft,  fraud or
                           embezzlement by the Executive in connection with his work with the Company;

                                    (C) the Executive's continuing, repeated and
                           willful failure or refusal to perform his duties and services under this Agreement (other than due to his incapacity due to illness or injury), provided that such failure or refusal continues uncorrected for a period of 30 days after the Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal; or

                                    (D) the Executive's violation of Section 7.

                  Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire Board at a meeting of the Board called and held for (but not necessarily exclusively for) that purpose (after reasonable notice to Executive and an opportunity for Executive, together with counsel of his choice, to be heard by the Board) finding that Executive has, in good faith opinion of the Board, engaged in conduct constituting Cause and specifying the particulars thereof in reasonable detail.

         (b) In the event of the occurrence of a Change in Control, during the Period of Employment the Executive shall be entitled to the benefits as provided in Section 5 hereof upon the occurrence of one or more of the following events:

                           (i) Any  termination by the Company of the employment
                  of the Executive prior to the date upon which the Executive shall have attained age 65, which termination shall be for any reason other than for Cause or as a result of the death of the Executive or by reason of the Executive's permanent disability and the actual receipt of disability benefits in accordance with Section 4(a)(ii) hereof; or

                           (ii) Termination by the Executive of his employment with the Company within one year after the Change in Control upon the occurrence of any of the following events:

                                    (A) Failure to elect,  reelect or  otherwise
                           maintain the Executive in the office or position in the Company which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company (or any successor thereto) if the Executive shall have been a Director of the Company immediately prior to the Change in Control;

                                    (B) A  significant  adverse  change  in  the
                           nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company which the Executive held immediately prior to the Change in Control, a reduction in the aggregate of the Executive's Base Pay and Incentive Pay received from the Company, or the termination of the Executive's rights to any Employee Benefits to which he was entitled immediately prior to the Change in Control or a reduction in scope or value thereof without the prior written consent of the Executive, any of which is not remedied within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                                    (C) A determination by the Executive made in
                           good faith that as a result of a Change in Control and a change in circumstances thereafter significantly affecting his position, including without limitation a change in the scope of the business or other activities for which he was responsible immediately prior to the Change in Control, he has been rendered substantially unable to carry out, has been substantially hindered in the performance of, or has suffered a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                                    (D) The  liquidation,  dissolution,  merger,
                           consolidation or reorganization of the Company or transfer of all or a significant portion of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization or otherwise) to which all or a significant portion of its business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of the Company under this Agreement pursuant to Section 11 hereof;

                                    (E) The Company shall relocate its principal
                           executive offices, or require the Executive to have his principal location of work changed, to any location which is in excess of 25 miles from the location thereof immediately prior to the Change of Control or the Company shall require the Executive to travel away from his office in the course of discharging his responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of him prior to the Change of Control without, in either case, his prior written consent; or

                                    (F)  Without   limiting  the  generality  or
                           effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto.

         (c) A termination by the Company pursuant to Section 4(a) hereof or by the Executive pursuant to Section 4(b) hereof shall not affect any rights which the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company providing Employee Benefits, which rights shall be governed by the terms thereof. If this Agreement or the employment of the Executive is terminated under circumstances in which the Executive is not entitled to any payments under Sections 3 or 5 hereof, the Executive shall have no further obligation or liability to the Company hereunder with respect to his prior or any future employment by the Company.

         5. Severance Compensation. (a) If, following the occurrence of a Change in Control, the Company shall terminate the Executive's employment during the Period of Employment other than pursuant to Section 4(a) hereof, or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, the Company shall pay to the Executive the amount specified in Section 5(a)(i) hereof within five business days after the date (the "Termination Date") that the Executive's employment is terminated (the effective date of which shall be the date of termination or such other date that may be specified by the Executive if the termination is pursuant to Section 4(b) hereof):

                           (i) In lieu of any further  payments to the Executive
                  for periods subsequent to the Termination Date, but without affecting the rights of the Executive referred to in Section 5(b) hereof, a lump sum payment (the "Severance Payment") in an amount equal to the present value (using a discount rate prescribed for purposes of valuation computations under
                  Section 280G of the Internal Revenue Code of 1986, as amended, or any successor provision thereto, or if no such rate is so prescribed, a rate equal to the then-applicable interest rate prescribed by the Pension Benefit Guarantee Corporation for benefit valuations in connection with non-multiemployer pension plan terminations assuming the immediate commencement of benefit payments (the "Discount Rate")) of the sum of (A) the aggregate Base Pay (at the highest rate in effect for any year prior to the Termination Date) which the Executive would have received for a period of one year had such termination or breach not occurred (the "Severance Period"), plus (B) the aggregate Incentive Pay (based upon the greatest amount of Incentive Pay paid or payable to the Executive for any year during the Term but prior to the year in which the Termination Date occurs), which the Executive would have received pursuant to this Agreement during the Severance Period.

                           (ii) For the Severance Period the Company shall arrange to provide the Executive with Employee Benefits substantially similar to those which the Executive was receiving or entitled to receive immediately prior to the Termination Date (and if and to the extent that such benefits shall not or cannot be paid or provided under any policy, plan, program or arrangement of the Company solely due to the fact that the Executive is no longer an officer or employee of the Company, then the Company shall itself pay or provide for the payment to the Executive, his dependents and beneficiaries, such Employee Benefits); and without limiting the generality of the foregoing, the Severance Period shall be considered service with the Company for the purpose of service credits under the Company's retirement income, supplemental executive retirement and other benefit plans of the Company applicable to the Executive or his beneficiaries immediately prior to the Termination Date. Without otherwise limiting the purposes or effect of Section 6 hereof, Employee Benefits payable to the Executive pursuant to this Section 5(a)(ii) by reason of any "welfare benefit plan" of the Company (as the term "welfare benefit plan" is defined in Section 3(l) of the Employee Retirement Income Act of 1974, as amended) shall be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during such period following the Executive's Termination Date until the expiration of the Period of Employment.

                           (iii) All outstanding stock options, warrants and the
                  like held by the Executive at the time of termination which have not yet vested at the time of such termination shall immediately be fully vested.

         (b) Upon written notice given by the Executive to the Company prior to the occurrence of a Change in Control, the Executive, at his sole option, without reduction to reflect the present value of such amounts as aforesaid, may elect to have all or any of the Severance Payment payable pursuant to Section 5(a)(i) hereof paid to him on a quarterly or monthly basis during the remainder of the Period of Employment.

         (c) There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payment to or benefit for the Executive provided for in this Agreement.

         (d) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment required to be made hereunder on a timely basis, the Company shall pay interest on the amount thereof at an annualized rate of interest equal to the then-applicable Discount Rate.

         6. No Mitigation Obligation. The Company hereby acknowledges that it will be difficult, and may be impossible, for the Executive to find reasonably comparable employment following the Termination Date and that the Restrictive Covenants (as hereinafter defined) contained in Section 7 hereof will further limit the employment opportunities for the Executive. Accordingly, the parties hereto expressly agree that the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement will be liquidated damages, and that the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in Section 5(a)(ii) hereof.

      7. Restrictive Covenants. (a) Executive acknowledges that (i) he has a major responsibility for the operation, administration, development and growth of the Company's business, (ii) the Company's business is or may become national or international in scope, (iii) his work for the Company has brought him and will continue to bring him into close contact with confidential information of the Company and its customers, and (iv) the agreements and covenants contained in this Section 7 are essential to protect the business interests of the Company and that the Company will not enter into this Agreement but for such agreements and covenants.

              (b) (i) During the Period of Employment and, if the Company shall terminate the Executive's employment during the Period of Employment other than pursuant to Section 4(a) hereof or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, during the Severance Period, the Executive shall not, directly or indirectly, perform any services in the United States for any person or entity other than the Company that is in the business, directly or indirectly, of providing health care services of the type the Company is providing, or is contemplating providing, at the time of the Executive's termination (the "Business"); or, without limiting the generality of the foregoing, be or become or agree to be or become, interested in or associated with, in any capacity (whether as a partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise) any individual, corporation, firm, association, partnership, joint venture or other business entity that competes in the Business; provided, however, that the Executive may own, solely as an investment, not more than one percent (1%) of any class of securities of any corporation that is publicly traded on any national securities exchange in the United States of America or reported on the National Association of Securities Dealers, Inc.'s Automated Quotation System.

                     (ii) During the Period of Employment and, if the Company shall terminate the Executive's employment during the Period of Employment other than pursuant to Section 4(a) hereof or if the Executive shall terminate his employment pursuant to Section 4(b) hereof, during the Severance Period, the Executive shall not, directly or indirectly, (i) induce or attempt to influence any employee of the Company or any corporation, partnership or other entity controlled by the Company (each, a "Subsidiary") to leave its employ, (ii) aid or agree to aid any competitor, customer or supplier of the Company or its Subsidiaries in any attempt to hire any person who shall have been employed by the Company or its Subsidiaries within the one-year period preceding such requested aid, or (iii) induce or attempt to influence any person or business entity who was a customer of the Company or its Subsidiaries during [any portion of the Term or] the Termination Period to transact business with a competitor of the Company in the Company's business.

                     (iii) During the Period of Employment, the Termination Period and thereafter, the Executive shall not disclose to anyone any material information about the affairs of the Company or its Subsidiaries, including trade secrets, trade "know-how," inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of customers, sales, profits or other financial information which is confidential to the Company or is not generally known in the relevant trade.

              (c) If the Executive breaches,  or threatens to commit a breach of
Section 7(b) (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which shall be in addition to any other rights and remedies available to the Company at law or in equity:

                     (i) The Executive shall account for and pay over to the Company all compensation, profits, and other benefits, after taxes, which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive resulting from any actions or transactions constituting a breach of any of the Restrictive Covenants.

                     (ii) Notwithstanding the provisions of Section 7(c)(i), the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Sections 7(b) , the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

              (d) If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

              (e) The parties hereto intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. In the event that the courts of any one or more of such jurisdictions shall hold such Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdictions within the geographical scope of such Restrictive Covenants, as to breaches of such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

         8. Legal Fees and Expenses. It is the intent of the Company that the Executive not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of his choice, at the expense of the Company as hereinafter provided, to represent the Executive in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. The Company shall pay or cause to be paid and shall be solely responsible for any and all attorneys' and related fees and expenses incurred by the Executive as a result of the Company's failure to perform this Agreement or any provision hereof or as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

         9. Employment Rights. Nothing expressed or implied in this Agreement shall create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company prior to any Change in Control; provided, however, that any termination of employment of the Executive or the removal of the Executive from the office or position in the Company following the commencement of any discussion with a third person that ultimately results in a Change in Control shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

         10. Withholding of Taxes. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or government regulation or ruling.

         11. Successors and Binding Agreement. (a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but shall not otherwise be assignable, transferable or delegable by the Company.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

         (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Section 11(a) hereof. Without limiting the generality of the foregoing, the Executive's right to receive payments hereunder shall not be assignable, transferable or delegable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by his will or by the laws of descent and distribution and, in the event, of any attempted assignment or transfer contrary to this Section 11(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

         (d) The Company and the Executive recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements contained herein and, in the event of any such breach, the Company and the Executive hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Agreement.

         12. Notices. For all purposes of this Agreement, all communications including without limitation notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when delivered or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         13. Governing Law. The validity interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut, without giving effect to the principles of conflict of laws thereof.

         14. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

         15. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

         17. Prior Agreement. This Agreement contains the entire agreement and understanding between the Company and the Executive with respect to the subject matter hereof. No representations or warranties of any kind or nature relating to the Company or its affiliates or their respective businesses, assets, liabilities, operations, future plans or prospects have been made by or on behalf of the Company to the Executive; nor have any representations or warranties of any kind or nature been made by the Executive to the Company, expect as expressly set forth in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    MARINER HEALTH GROUP, INC.


                                   By: ______________________________________
                                              Chairman

                                       ______________________________________
                                              [Executive's Name]